EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Lone Wolf Energy, Inc.

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Lone Wolf Energy, Inc. of our reports listed in the following schedule, which reports appear in the annual or current reports of Lone Wolf Energy, Inc. described below, and to the reference to our firm under the heading of "Experts" in the related prospectus.

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                       Description of                                                 Lone Wolf Report in Which
                     Accountant's Report                                             Accountant's Report Appears

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
Report dated March 28, 2000 relating to the balance sheet of          Annual  Report on Form  10-KSB  for the  fiscal  year  ended
Lone Wolf Energy,  Inc. as of December 31, 1999 and 1998 and          December 31, 1999
the related statements of operation changes in stockholders'
equity and cash flows for the years ended  December 31, 1999 and 1998.

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Report dated May 26, 2000  relating to the balance  sheet of          Current  Report  on Form 8-K filed  August 2, 2000  (date of
Zenex Long  Distance,  Inc. as of December  31, 1998 and the          event earliest reported: July 28, 2000)
related  statement of operations,  changes in  stockholders'
equity and cash flows for the year ended December 31, 1998.

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Report  dated  May 26,  2000  relating  to the  consolidated          Current  Report  on Form 8-K filed  August 2, 2000  (date of
balance sheet of Prestige  Investments,  Inc. as of December          event earliest reported: July 28, 2000)
31,  1999  and  the  related   consolidated   statements  of
operations,  changes in stockholders'  equity and changes in cash flows for the year ended December 31, 1999.

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Report  dated July 28,  2000  relating  to the  consolidated          Current  Report  on Form 8-K filed  August 2, 2000  (date of
balance sheet of Prestige Investments,  Inc. as of March 31,          event earliest reported: July 28, 2000)
2000 and the related consolidated  statements of operations, changes in stockholders' equity and cash flows for the three month ended March 31, 2000.

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Report  dated  July  28,  2000  relating  to the  pro  forma          Current  Report  on Form 8-K filed  August 2, 2000  (date of
combined  balance  sheets of Lone Wolf  Energy,  Inc.  as of          event earliest reported: July 28, 2000)
December  31,  1999 and  March  31,  2000 and the pro  forma consolidated  statements of  operations  for the years ended
December  31,  1998 and 1999 and for the  three  months  end
March 31, 2000 and 1999.

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

Tulsa, Oklahoma
August 2, 2000
                                                    Henderson Sutton & Co., P.C.